Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended April 30, 2019 of America’s Car-Mart, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jeffrey A. Williams, President and Chief Executive Officer of the Company, and Vickie D. Judy, Chief Financial Officer of the Company, certify in our capacities as officers of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jeffrey A. Williams
Jeffrey A. Williams
President, Chief Executive Officer
June 21, 2019

By:	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer and Secretary
June 21, 2019